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                                                            Exihibit 10(o)(iii)

                 THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Agreement"),
                                                                    ---------
dated as of January 24, 2002, is made by and among POTLATCH CORPORATION, a Delaware corporation (the "Borrower"), the Subsidiary Guarantors party hereto,
                           -------
the several financial institutions party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used
                                                             -----
but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

                                    RECITALS
                                    --------

         The Borrower, the Subsidiary Guarantors party thereto, the several financial institutions from time to time party thereto (each a "Lender" and,
                                                                ------
collectively, the "Lenders") and the Agent are parties to a Credit Agreement
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dated as of June 29, 2001 (as amended by that certain First Amendment to Credit
Agreement dated as of August 27, 2001 and that certain Second Amendment to Credit Agreement dated as of December 19, 2001 and as further amended, modified, restated and supplemented from time to time, the "Credit Agreement").
                                                  ----------------

         The Credit Parties have requested that the Required Lenders waive the Credit Parties' compliance with Section 7.10(c) of the Credit Agreement (captioned "Fixed Charge Coverage Ratio") for the fiscal quarter ended December 31, 2001.

         The Credit Parties have also requested that the Required Lenders agree to certain amendments to the Credit Agreement.

         The Borrower, the Subsidiary Guarantors, the Required Lenders and the Agent have agreed to deliver and execute this Agreement on the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1         Waiver.
                           ------

         (a) Subject to the provisions hereof, the Required Lenders hereby waive, effective as of December 31, 2001:

                  (i) the requirements set forth in Section 7.10(c) of the Credit Agreement (captioned "Fixed Charge Coverage Ratio") for the fiscal quarter ended December 31, 2001; and

                  (ii) the requirements set forth in Section 7.1(h)(i) of the Credit Agreement (captioned "Notices") with respect to any failure by the Credit Parties to give written notice to the Agent and the Lenders of a Default or Event of Default relating to

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         compliance with Section 7.10(c) of the Credit Agreement for the fiscal quarter ended December 31, 2001.

         (b)      The foregoing waivers are limited one-time waivers and do not
(i) allow the Credit Parties to be in violation of Section 7.10(c) or Section 7.1(h)(i) of the Credit Agreement with respect to any other period or any other matter or (ii) constitute a waiver of any other provisions of the Credit Agreement.

         (c) The Credit Parties hereby undertake to comply with Section 7.10(c) of the Credit Agreement, as amended by this Agreement pursuant to
Section 2 below, and Section 7.1(h)(i) of the Credit Agreement immediately hereafter.

         SECTION 2         Amendments.
                           ----------

         (a) Amendment to Section 7.10(c). Section 7.10(c) of the Credit Agreement is hereby amended and modified such that the relevant minimum Fixed Charge Coverage Ratio for the fiscal quarters ending during the period from January 1, 2002 through and including June 30, 2002 is as set forth below:

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                                Period                   Ratio
                                ------                   -----
-------------------------------------------------------------------------
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January 1, 2002 through and including June 30, 2002   0.85 to 1.00
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         (b)      Amendment to Section 8.13.  Section 8.13 of the Credit
                  -------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

                  8.13     Sale Leasebacks.
                           ---------------

                           The Credit Parties will not permit any Consolidated
                  Party to enter into any Sale and Leaseback Transaction, except to the extent the aggregate net book value of the Property sold or transferred (or to be sold or transferred) in connection with all such Sale and Leaseback Transactions does not exceed $1,000,000.

         SECTION 3         Conditions of Effectiveness. The effectiveness of
                           ---------------------------
this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

         (a)      This Agreement. The Agent shall have received a duly executed
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counterpart of this Agreement from (i) the Required Lenders, (ii) Lenders
(other than Defaulting Lenders) holding in the aggregate at least a majority of the Revolving Commitments (and Participation Interests therein) and (iii) each Credit Party.

         (b)      Amendment Fee. The Agent shall have received from the
                  -------------
Borrower an amendment fee equal to 0.20% multiplied by the aggregate Commitments of the Consenting Lenders (as defined below), such fee being for the account of each such Consenting Lender pro rata according to such Lender's Commitment; provided, however, that such fee shall be payable only to those
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Lenders (the "Consenting Lenders") that shall have returned (including via
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telecopy) executed signature pages to this Agreement at or before 5:00 p.m.
EST, January 24, 2002, as directed by the Agent.

         (c)      Representations and Warranties; No Default.  As of the date
                  ------------------------------------------
hereof, after giving effect to the Agreement contemplated hereby:

                  (i)      the representations and warranties contained in
         Section 6 shall be true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date); and

                  (ii) no Default or Event of Default shall have occurred and be continuing.

         SECTION 4         Representations and Warranties. Each of the Borrower
                           ------------------------------
and the Subsidiary Guarantors hereby represents and warrants to the Lenders and the Agent that:

         (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

         (b) This Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.

         (d) The representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         (e) Subsequent to the execution and delivery of this Agreement and after giving effect hereto, no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

         (f) All of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

         SECTION 5         Miscellaneous.
                           -------------

         (a)      Credit Agreement Otherwise Not Affected. Except as expressly
                  ---------------------------------------
modified pursuant hereto, the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Required Lenders' and the Agent's execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith shall not be deemed to create a course

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of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

         (b)      Acknowledgment of Subsidiary Guarantors. The Subsidiary
                  ---------------------------------------
Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         (c)      No Reliance. The Credit Parties hereby acknowledge and confirm
                  -----------
to the Agent and the Lenders that they are executing this Agreement on the basis of their own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

         (d)      Costs and Expenses. The Borrower agrees to pay to the Agent on
                  ------------------
demand its reasonable out-of-pocket costs and expenses, and the reasonable fees and disbursements of its counsel, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

         (e)      Binding Effect. This Agreement shall be binding upon, inure
                  ---------------
to the benefit of and be enforceable by the Borrower, each Subsidiary Guarantor, the Agent and each Lender and their respective successors and assigns.

         (f)      Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  --------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         (g)      Complete Agreement; Agreement. This Agreement contains the
                  -----------------------------
entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Agreement may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.6 of the Credit Agreement.

         (h)      Severability. Whenever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         (i)      Counterparts/Telecopy. This Agreement may be executed in any
                  ---------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

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         (j)      Interpretation. This Agreement is the result of negotiations
                  -------------
between, and has been reviewed by counsel to, the Agent and the Credit Parties and are the product of all parties hereto. Accordingly, this Agreement shall not be construed against any of the Lenders or the Agent merely because of the Agent's or any Lender's involvement in the preparation thereof.

         (k)      Credit Document. This Agreement shall constitute a "Credit
                  ----------------
Document" under and for all purposes of the Credit Agreement and the other Credit Documents.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

BORROWER:                           POTLATCH CORPORATION
--------

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

SUBSIDIARY
GUARANTORS:                         DULUTH & NORTHEASTERN RAILROAD CO.
----------

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    THE PRESCOTT AND NORTHWESTERN
                                    RAILROAD COMPANY

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    ST. MARIES RIVER RAILROAD COMPANY

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    WARREN AND SALINE RIVER RAILROAD
                                    COMPANY

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


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AGENT:                              BANK OF AMERICA, N.A.,
-----
                                    in its capacity as Administrative Agent

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


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LENDERS:                            BANK OF AMERICA, N.A.,
-------
                                    individually in its capacity as a Lender

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


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                                    ___________________________________________
                                    LENDER

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________